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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 7, 2001

                                  ENGAGE, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                       000-26671                04-3281378
 ----------------                ------------           -------------------
 (State or other                 (Commission              (IRS Employer
  jurisdiction of                File Number)           Identification No.)
 incorporation)

                              100 Brickstone Square
                          Andover, Massachusetts 01810
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (978) 684-3884
       ------------------------------------------------------------------
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ITEM 5. OTHER EVENTS.

On August 7, 2001, Engage, Inc. (the "Registrant") publicly disseminated a press release announcing that the Registrant's revenue for its fiscal fourth quarter ended July 31, 2001, was expected to be below the company's previously announced expectations. Revenue is now expected to be between $15 and $16 million.

Based on the Registrant's revised fourth quarter expectations, full-year fiscal 2001 revenue is now expected to be in the range of $109.5 to $110.5 million, roughly 4 percent lower than previous expectations. Net loss per share for fiscal 2001 is expected to be in the range of $0.65 to $0.71, slightly higher than the previously announced range of $0.64 to $0.70.

In addition, the Registrant announced that CMGI, Inc. ("CMGI") did not renew or extend its $50 million conditional financing commitment to the Registrant beyond July 31, 2001. However, CMGI has indicated its continued readiness to discuss with the Registrant what commitment may be required of CMGI.

The full text of the Registrant's press release issued on August 7, 2001 is filed as Exhibit 99.1 to this Current Report on 8-K and is incorporated herein by reference.

On August 20, 2001, the Registrant publicly disseminated a press release announcing that it would further reduce its workforce and would shift its emphasis to the growing market for content management software for multichannel marketing. As part of the shift, the Registrant also said that it had entered into discussions with potential buyers for its media business.

The Registrant will immediately streamline its media business by eliminating approximately 100 media-related jobs. In addition, another approximately 125 media-related employees are being notified that their positions will be eliminated if no sale is consummated. The Registrant will also discontinue its Engage Knowledge profiling service.

The full text of the Registrant's press release issued on August 20, 2001 is filed as Exhibit 99.2 to this Current Report on 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

99.1           Registrant's Press Release dated August 7, 2001.

99.2           Registrant's Press Release dated August 20, 2001.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ENGAGE, INC.

Date: August 20, 2001             /s/ Robert Bartlett
                                  ----------------------------
                                  ROBERT BARTLETT
                                  EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL
                                  OFFICER AND TREASURER
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                                  EXHIBIT INDEX

Exhibit
Number                               Description
-------                              -----------

99.1           Registrant's Press Release dated August 7, 2001.

99.2           Registrant's Press Release dated August 20, 2001.